Centennial Money Market Trust
Supplement dated December 9, 2008 to the
Prospectus dated October 24, 2008

This supplement amends the Prospectus of Centennial Money Market Trust (the “Trust”) dated October 24, 2008 as follows:

1.     In the section titled “Fees and Expenses of the Trust” on page 5, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to allow the Fund to maintain a 7-day yield of at least approximately 0.10%. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Trusts are Managed – Advisory Fees,” on page 11, the following is added to the end of the second paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to allow the Fund to maintain a 7-day yield of at least approximately 0.10%. That undertaking may be amended or withdrawn at any time.

December 9, 2008                                                 PS0150.024